                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

      Filed by the Registrant /X/

      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED
                 BY RULE 14a-6(e)(2))
      /X/        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Section240.14a-12

                                 BENCHMARK ELECTRONICS, INC.
      -----------------------------------------------------------------------
                 (Name of Registrant as Specified In Its Charter)

      -----------------------------------------------------------------------
           (Name of Person(s) Filing Proxy Statement, if other than the
                                    Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies:
                ----------------------------------------------------------
           (2)  Aggregate number of securities to which transaction
                applies:
                ----------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ----------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ----------------------------------------------------------
           (5)  Total fee paid:
                ----------------------------------------------------------

/ /        Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

           (1)  Amount Previously Paid:
                ----------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                ----------------------------------------------------------
           (3)  Filing Party:
                ----------------------------------------------------------
           (4)  Date Filed:
                ----------------------------------------------------------

                          BENCHMARK ELECTRONICS, INC.

                             3000 TECHNOLOGY DRIVE
                             ANGLETON, TEXAS 77515

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                     TO BE HELD ON TUESDAY, AUGUST 13, 2002

Shareholders of Benchmark Electronics, Inc.:

    A Special Meeting of Shareholders of Benchmark Electronics, Inc. ("Company") will be held at the Hyatt Regency Houston, 1200 Louisiana Street, Houston, Texas, on Tuesday, August 13, 2002, beginning at 10:00 a.m. (local time), to approve a proposed amendment to the Company's Amended and Restated Articles of Incorporation to increase the number of authorized shares of common stock, par value $.10 per share, of the Company from 30 million shares to 85 million shares;

    Shareholders of record at the close of business on July 12, 2002 are entitled to notice of and to vote at the meeting and any adjournment thereof.

    You are cordially invited to attend the meeting. Regardless of whether you plan to attend the meeting, you are urged to complete, date, sign and return the enclosed proxy in the accompanying envelope at your earliest convenience.

                                          By order of the Board of Directors,

                                          /s/ Lenora A. Gurton

                                          Lenora A. Gurton
                                          Secretary

Angleton, Texas
July 12, 2002

                            YOUR VOTE IS IMPORTANT.

    TO ENSURE YOUR SHARES ARE REPRESENTED AT THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE AT YOUR EARLIEST CONVENIENCE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. NO ADDITIONAL POSTAGE IS NECESSARY IF THE PROXY IS MAILED IN THE UNITED STATES. THE PROXY IS REVOCABLE AT ANY TIME BEFORE IT IS VOTED AT THE MEETING.

                          BENCHMARK ELECTRONICS, INC.
                             3000 TECHNOLOGY DRIVE
                             ANGLETON, TEXAS 77515
                                 (979) 849-6550

                                 JULY 12, 2002

                            ------------------------

                                PROXY STATEMENT
                                      FOR
                        SPECIAL MEETING OF SHAREHOLDERS
                     TO BE HELD ON TUESDAY, AUGUST 13, 2002

                            ------------------------

                                  INTRODUCTION

    This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of Benchmark Electronics, Inc. ("Company") for use at the Special Meeting of Shareholders of the Company to be held on Tuesday, August 13, 2002, beginning at 10:00 a.m. (local time), and any adjournment thereof ("Meeting") for the purposes set forth in this Proxy Statement and the accompanying Notice. It is anticipated that this Proxy Statement, the Notice and the enclosed form of proxy will be sent to shareholders on or about July 15, 2002.

PROXIES

    Proxies in the enclosed form that are properly executed and received by the Company before or at the Meeting and which are not revoked will be voted in accordance with the directions set forth therein. If no direction is made, a proxy that is properly signed and received by the Company and which is not revoked will be voted FOR the proposal to approve the amendment to the Company's Restated Articles of Incorporation to increase the number of authorized shares of common stock to 85 million. Proxies may be revoked by written notice received by the Secretary of the Company at any time before they are voted by delivering to the Secretary of the Company a signed notice of revocation, or a later dated signed proxy, or by attending the Meeting and voting in person by ballot.

VOTING SECURITIES

    Shareholders of record at the close of business on July 12, 2002 are entitled to notice of and to vote at the Meeting. As of July 12, 2002, there were 24,217,240 shares of common stock, $0.10 par value per share ("Common Stock"), issued, outstanding and entitled to vote at the Meeting. Each share of Common Stock is entitled to one vote on all matters that may properly come before the Meeting.

QUORUM AND OTHER MATTERS

    The presence at the Meeting, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock is necessary to constitute a quorum. Shares of Common Stock represented by a properly completed, signed and returned proxy will be counted as present at the Meeting for purposes of determining a quorum, without regard to whether the proxy is marked as casting a vote or abstaining. Shares of Common Stock held by nominees which are voted on at least one matter coming before the Meeting will also be counted as present for purposes of determining a quorum, even if the beneficial owner's discretion has been withheld (a "non-vote") for voting on some or all other matters.

    The affirmative vote of a majority of the outstanding shares of Common Stock is required to authorize the proposed amendment to the Company's Amended and Restated Articles of Incorporation to increase the number of authorized shares of Common Stock.

    An Inspector of Election appointed by the Company will tabulate votes at the Meeting.

    The Board of Directors is not aware of any matters that are expected to come before the Meeting other than those referred to in this Proxy Statement. If any other matter properly comes before the Meeting, the proxies will be voted in accordance with the discretion of the person or persons voting the proxies.

                                    PROPOSAL

                           AMENDMENT TO THE COMPANY'S
                 RESTATED ARTICLES OF INCORPORATION TO INCREASE
                THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

    The Board of Directors is seeking shareholder approval to amend Article Four of the Company's Amended and Restated Articles of Incorporation (the "Articles of Incorporation") to increase the number of authorized shares of Common Stock of the Company from 30 million to 85 million shares. This proposal has been unanimously approved by the Board of Directors, subject to approval by the shareholders of the Company. If the proposed amendment is authorized, the text of Section 4.1 of Article Four of the Articles of Incorporation would be amended to read as follows:

    "The aggregate number of shares which the Corporation shall have authority to issue is 90,000,000 shares, which shall consist of 85,000,000 shares of Common Stock, par value $0.10 per share, and 5,000,000 shares of Preferred Stock, par value $0.10 per share."

REASONS FOR THE PROPOSED AMENDMENT

    During 1999, the Company issued 1,000,000 shares of Common Stock in connection with the acquisition of AVEX, issued 3,525,000 shares of Common Stock in an offering of shares to the public and reserved 1,995,025 shares of Common Stock issuable upon the conversion of its 6% Convertible Subordinated Notes. During 2000, the Company issued 3,163,000 shares of Common Stock in an offering of shares to the public. In addition, on April 15, 2002, the Company completed a public offering of 4,312,500 shares of Common Stock. As of July 12, 2002, there are 24,217,240 shares of Common Stock issued and outstanding, 3,249,400 shares reserved for issuance upon exercise of outstanding options and 1,995,025 shares reserved for the conversion of the 6% Convertible Subordinated Notes. This leaves 538,335 shares of authorized and unissued Common Stock. Our authorized and unissued grants under the stock option plans and the employee stock purchase plan total 1,630,163 shares which exceeds our available authorized shares. Other than as described above, the Company has no present plans, arrangements or understandings to issue any additional shares of Common Stock.

    The proposed increase in the authorized shares of Common Stock has been recommended by the Board to ensure that an adequate supply of authorized and unissued shares is available for general corporate needs, such as employee benefit plans, the conversion of other securities (such as Preferred Stock) that may be issued by the Company, future stock splits, stock dividends and other distributions to shareholders, raising additional capital, financing arrangements, and acquisitions by the Company if favorable opportunities become available.

                   POSSIBLE EFFECTS OF THE PROPOSED AMENDMENT

    If approved by the shareholders, the additional authorized shares of Common Stock would be available for issuance at the discretion of the Board of Directors without further shareholder approval (subject to applicable rules of the New York Stock Exchange), without the delay and expense incident to holding a special meeting of shareholders to consider any specific issuance. However, the rules of the New York Stock Exchange generally require shareholder approval in the following situations: (i) with respect to a stock option or purchase plan, or any other arrangement, pursuant to which officers or directors may acquire stock (subject to certain exceptions); (ii) prior to the issuance of Common Stock, or of securities convertible into or exercisable for Common Stock, to (a) a director, officer of substantial security holder of the Company (a "Related Party"), (b) a subsidiary, affiliate or other closely-related person of a Related Party, or (c) any company or entity in which a Related Party has a substantial direct or indirect interest; (iii) prior to the issuance of Common Stock, or of securities convertible into or exercisable for Common Stock (except for a public offering of Common Stock for cash) that would result in an increase in the number of shares or voting power of the outstanding shares by 20% or more; or (iv) prior to an issuance that will result in the change of control of the issuer.

    Current holders of Common Stock have no preemptive rights, which means that current shareholders do not have a prior right to purchase any new issue of capital stock of the Company in order to maintain their proportionate ownership thereof. The effects of the authorization of additional shares of Common Stock may also include dilution of the voting power of currently outstanding shares and reduction of the portion of dividends and of liquidation proceeds payable to the holders of currently outstanding Common Stock.

    In addition, the Board could use the authorized but unissued shares of Common Stock to create impediments to a takeover or a change of control of the Company. Under certain circumstances, such shares could be used to create voting impediments or to frustrate persons seeking to effect a takeover or otherwise gain control of the Company. For example, the Company might seek to frustrate a takeover attempt by making a private sale of a large block of shares to a third party who was opposed to such an attempt. The increase in authorized stock might also be considered as having the effect of discouraging an attempt by a third party to acquire control of the Company, through the acquisition of a substantial number of shares, since the issuance of any shares could be used to dilute the stock ownership of shares of the Company's voting stock held by such third party. Accordingly, an effect of the increase in the number of authorized shares of Common Stock may be to deter a future takeover attempt. The Board is not presently aware of any plans to acquire control of the Company and has not proposed the amendment to the Articles of Incorporation as an anti-takeover measure.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO APPROVE THE AMENDMENT TO THE COMPANY'S RESTATED ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK TO 85 MILLION SHARES.

                           COMMON STOCK OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth certain information with respect to the beneficial ownership, as defined in Rule 13d-3 under the Exchange Act, of Common Stock as of July 12, 2002, by each person known to the Company to be the beneficial owner of more than 5% of the outstanding shares of Common Stock, each director and nominee for director of the Company, each executive officer of the Company and all directors and executive officers of the Company as a group.

                                                                                   PERCENTAGE OF
                                                                  SHARES OF         OUTSTANDING
                                                                 COMMON STOCK        SHARES OF
                                                              BENEFICIALLY OWNED      COMMON
BENEFICIAL OWNERS                                                  OWNED(1)            STOCK
-----------------                                             ------------------   -------------
Donald E. Nigbor ...........................................         562,582(2)         2.3%
 3000 Technology Drive
 Angleton, Texas 77515

Cary T. Fu .................................................         591,010(3)         2.4%
 3000 Technology Drive
 Angleton, Texas 77515

Steven A. Barton ...........................................          33,470(4)            (5)
 3000 Technology Drive
 Angleton, Texas 77515

Gayla J. Delly .............................................          92,796(6)            (5)
 3000 Technology Drive
 Angleton, Texas 77515

David H. Arnold ............................................         386,059(7)         1.6%
 1853 Edgewood Road
 Winona, Minnesota 55987

John C. Custer .............................................          66,850(8)            (5)
 1126 Fearrington Post
 Pittsboro, NC 27312

Peter G. Dorflinger ........................................          76,000(9)            (5)
 9501 Stonebridge
 Austin, Texas 78758

Directors and executive officers as a group (7 persons).....       1,808,767(10)        7.5%

------------------------------

(1) Unless otherwise noted, each person identified possesses sole voting and dispositive power with respect to the shares of Common Stock listed, subject to community property laws.

(2) Includes (i) 1,950 shares of Common Stock held by Mr. Nigbor's children as to which shares of Common Stock Mr. Nigbor expressly disclaims beneficial ownership, and (ii) 399,000 shares of Common Stock that may be acquired upon the exercise of options that are currently exercisable or will become exercisable within 60 days of July 12, 2002.

(3) Includes (i) 3,465 shares of Common Stock held by Mr. Fu's daughter as custodian for his children under the Uniform Gifts to Minors Act, as to which shares of Common Stock Mr. Fu expressly disclaims beneficial ownership, (ii) 2,970 shares of Common Stock held by Mr. Fu's daughters, as to which shares of Common Stock Mr. Fu expressly disclaims beneficial ownership, and (ii) 389,000 shares of Common Stock that may be acquired upon the exercise of options that are currently exercisable or will become exercisable within 60 days of July 12, 2002.

(4) Includes 30,700 shares of Common Stock that may be acquired upon the exercise of options that are currently exercisable or will become exercisable within 60 days of July 12, 2002.

(5) Less than 1%.

                                         (FOOTNOTES CONTINUED ON FOLLOWING PAGE)

(6) Includes 89,500 shares of Common Stock that may be acquired upon the exercise of options that are currently exercisable or will become exercisable within 60 days of July 12, 2002.

(7) Includes 11,288 shares of Common Stock held of record by Mr. Arnold's wife, 2,726 shares held for Mr. Arnold's benefit in the Company's 401(k) Employee Savings Plan and 37,000 shares that may be acquired upon the exercise of options that are currently exercisable.

(8) Includes 2,400 shares owned by Mr. Custer's wife and 46,850 shares that may be acquired upon the exercise of options that are currently exercisable.

(9) Includes 57,000 shares of Common Stock that may be acquired upon the exercise of options that are currently exercisable.

(10) Includes 1,049,050 shares of Common Stock that may be acquired upon the exercise of options that are currently exercisable.

                            EXPENSES OF SOLICITATION

    The cost of soliciting proxies behalf of the Board of Directors will be borne by the Company. Solicitations of proxies are being made by the Company through the mail and may also be made in person or by telephone. Directors and employees of the Company may be utilized in connection with such solicitations. In addition, management has retained Regan & Associates, Inc. to assist in soliciting proxies for a fee of approximately $5,000, plus reasonable out-of-pocket expenses. The Company also will request brokers and nominees to forward soliciting materials to the beneficial owners of the Common Stock held of record by such persons and will reimburse them for their reasonable forwarding expenses.

                  DATE OF SUBMISSION OF SHAREHOLDER PROPOSALS

    In order for proposals submitted to by the shareholders of the Company pursuant to Rule 14a-8 of the General Rules and Regulations under the Exchange Act to be included in the Company's proxy statement and form of proxy relating to the 2003 Annual Meeting of the Shareholders, such proposals must be received at the Company's principal executive offices no later than December 15, 2002. A shareholder choosing not to use the procedures established in Rule 14a-8 must deliver the proposal at the Company's principal executive offices no later than March 1, 2003.

                                 OTHER MATTERS

    The Board of Directors does not intend to bring any other matter before the Meeting and has not been informed that any other matter is to be presented by others. If any other matter properly comes before the Meeting, the proxies will be voted in accordance with the discretion of the person or persons voting the proxies.

    You are cordially invited to attend the Meeting. Regardless of whether you plan to attend the Meeting, you are urged to complete, date, sign and return the enclosed proxy in the accompanying envelope at your earliest convenience.

                                          By order of the Board of Directors,

                                          /s/ Lenora A. Gurton

                                          Lenora A. Gurton
                                          Secretary

PROXY                      BENCHMARK ELECTRONICS, INC.                     PROXY

    SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON TUESDAY, AUGUST 13, 2002
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The Special Meeting of Shareholders of Benchmark Electronics, Inc. ("Company") will be held at the Hyatt Regency Houston, 1200 Louisiana Street, Houston, Texas on Tuesday, August 13, 2002, beginning at 10:00 a.m. (local time). The undersigned hereby acknowledges receipt of the related Notice and Proxy Statement dated July 12, 2002, accompanying this proxy.

    The undersigned hereby appoints Donald E. Nigbor, Steven A. Barton, and Cary T. Fu, and each of them, attorneys and agents, with full power of substitution, to vote as proxy all shares of Common Stock, par value $0.10 per share, of the Company owned of record by the undersigned and otherwise to act on behalf of the undersigned at the Special Meeting of Shareholders and any adjournment thereof in accordance with the directions set forth herein and with discretionary authority with respect to such other matters, not known or determined at the time of the solicitation of this proxy, as may properly come before such meeting or any adjournment thereof.

    This proxy is solicited by the Board of Directors and will be voted in accordance with the undersigned's directions set forth herein. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL TO AMEND THE COMPANY'S AMENDED AND RESTATED ARTICLES OF INCORPORATION.

    PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE PROXY CARD USING THE
                               ENCLOSED ENVELOPE.
           NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

           IMPORTANT -- This Proxy must be signed and dated on the reverse side.

1. to approve a proposed amendment to the Company's Amended and Restated Articles of Incorporation to increase the number of authorized shares of Common Stock of the Company from 30 million shares to 85 million shares;
            / /  FOR            / /  AGAINST            / /  ABSTAIN


                                             Please sign your name exactly as it
                                             appears below. If shares are held
                                             jointly, all joint owners should
                                             sign. If shares are held by a
                                             corporation, please sign the full
                                             corporate name by the president or
                                             any other authorized corporate
                                             officer. If shares are held by a
                                             partnership, please sign the full
                                             partnership name by an authorized
                                             person. If you are signing as
                                             attorney, executor, administrator,
                                             trustee or guardian, please set
                                             forth your full title as such.

                                             Dated _______________________, 2002

                                             ___________________________________

                                             ___________________________________
                                                  Signature of Shareholder